UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21337

Western Asset Global High Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: May 31

Date of reporting period: February 28, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FORM N-Q

FEBRUARY 28, 2014

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited)	February 28, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES - 105.0%
CONSUMER DISCRETIONARY - 15.9%
Auto Components - 0.4%
Europcar Groupe SA, Senior Notes	11.500%	5/15/17	200,000	EUR	$320,368	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	1,075,000	EUR	1,602,528	(a)

Total Auto Components					1,922,896

Automobiles - 0.3%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	690,000		784,875	(b)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	290,000		326,250	(a)

Total Automobiles					1,111,125

Diversified Consumer Services - 0.4%
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.875%	7/8/20	100,000	GBP	176,876	(a)
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	260,000	GBP	459,643
Service Corp. International, Senior Notes	7.625%	10/1/18	185,000		215,987	(b)
Service Corp. International, Senior Notes	7.500%	4/1/27	480,000		512,400	(b)
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	500,000		527,500	(a)

Total Diversified Consumer Services					1,892,406

Hotels, Restaurants & Leisure - 4.5%
Arcos Dorados Holdings Inc., Senior Notes	6.625%	9/27/23	370,000		375,550	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	784,551		758,669	(a)(c)(d)(e)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	410,000		447,925	(b)
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	670,000		731,975
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, Step bond	11.000%	4/15/19	230,000		209,875	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,280,000		1,310,400	(b)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	8.500%	2/15/20	2,800,000		2,696,750	(b)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	770,000		889,350
CCM Merger Inc., Senior Notes	9.125%	5/1/19	940,000		1,003,450	(a)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	400,000		413,000	(a)
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	503,000		500,485	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	700,000		738,500	(a)(b)
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	1,095,000	GBP	1,929,899
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	430,000		445,050	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	880,000		937,200	(a)(b)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	420,000		448,350	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	1,934,000		2,137,070	(a)
Mohegan Tribal Gaming Authority, Senior Notes	9.750%	9/1/21	270,000		299,025	(a)
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	890,000		951,187	(a)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	180,000		197,550	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,070,000		1,187,700

Total Hotels, Restaurants & Leisure					18,608,960

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Household Durables - 0.9%
APX Group Inc., Senior Secured Notes	6.375%	12/1/19	500,000		$518,125
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	1,020,000		1,078,650	(a)(c)
Standard Pacific Corp., Senior Notes	6.250%	12/15/21	690,000		737,438
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	830,000		917,150
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	550,000		563,750	(a)

Total Household Durables					3,815,113

Media - 6.0%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	290,000		318,275
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	3,990,000		4,389,000	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.375%	6/1/20	260,000		286,000
Cerved Group SpA, Senior Secured Notes	6.375%	1/15/20	100,000	EUR	148,382	(a)
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	150,000	EUR	224,793	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	530,000		567,100
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	250,000		265,625
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	70,000		75,600
CSC Holdings Inc., Senior Debentures	7.875%	2/15/18	1,500,000		1,751,250	(b)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	920,000		1,083,300	(b)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	190,000		213,275
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	210,000		224,700	(a)
Grupo Televisa SAB, Senior Bonds	6.625%	1/15/40	700,000		798,463	(b)
MDC Partners Inc., Senior Notes	6.750%	4/1/20	500,000		536,250	(a)
Myriad International Holdings BV, Senior Notes	6.000%	7/18/20	330,000		357,225	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,500,000	EUR	2,256,895	(a)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	517,766		585,076	(a)(c)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	1,195,000		1,326,450	(a)
Polish Television Holding BV, Senior Secured Bonds	11.000%	1/15/21	200,000	EUR	311,258	(a)(c)
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	922,000		1,177,593	(b)
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	352,000		443,698
TVN Finance Corp. III AB, Senior Bonds	7.375%	12/15/20	231,000	EUR	349,140	(a)
TVN Finance Corp. III AB, Senior Notes	7.875%	11/15/18	225,000	EUR	330,366	(a)
UBM PLC, Notes	5.750%	11/3/20	1,500,000		1,623,220	(a)(b)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	710,000		792,538	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	840,000		905,100	(a)(b)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	300,000		333,750	(a)(b)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	81,000		90,315	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	330,000		350,625	(a)(b)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	750,000	EUR	1,110,279	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	1,510,000		1,604,375	(a)(b)

Total Media					24,829,916

Multiline Retail - 0.5%
Bon-Ton Department Stores Inc., Secured Notes	8.000%	6/15/21	320,000		306,400
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	180,000		180,450	(b)
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	1,330,000		1,436,400	(a)(c)

Total Multiline Retail					1,923,250

Specialty Retail - 2.7%
AA Bond Co., Ltd., Secured Notes	9.500%	7/31/19	260,000	GBP	490,307	(a)
American Greetings Corp., Senior Notes	7.375%	12/1/21	700,000		732,375	(b)
Edcon Holdings Pty Ltd., Senior Secured Subordinated Bonds	13.375%	6/30/19	210,000	EUR	272,489	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Specialty Retail - 2.7% (continued)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,825,000	EUR	$2,487,560	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,000,000	EUR	1,363,047	(a)
Gap Inc., Senior Notes	5.950%	4/12/21	1,750,000		1,970,034	(b)
Gymboree Corp., Senior Notes	9.125%	12/1/18	840,000		749,700
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	430,000		461,175	(a)
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	150,000		154,125	(a)(c)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	1,130,000		1,158,250	(a)(c)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	1,290,000		1,380,300	(a)(b)

Total Specialty Retail					11,219,362

Textiles, Apparel & Luxury Goods - 0.2%
Chinos Intermediate Holdings A Inc., Senior Notes	7.750%	5/1/19	330,000		345,675	(a)(c)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	650,000		659,750	(a)(b)

Total Textiles, Apparel & Luxury Goods					1,005,425

TOTAL CONSUMER DISCRETIONARY					66,328,453

CONSUMER STAPLES - 3.2%
Beverages - 0.4%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	420,000		454,650	(a)
Coca-Cola Icecek AS, Senior Bonds	4.750%	10/1/18	270,000		280,678	(a)
Crestview DS Merger Subordinated II Inc., Senior Secured Notes	10.000%	9/1/21	630,000		699,300	(a)

Total Beverages					1,434,628

Food & Staples Retailing - 0.2%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	850,000		870,188	(a)

Food Products - 2.2%
Alicorp SAA, Senior Notes	3.875%	3/20/23	320,000		298,400	(a)
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	900,000	GBP	1,637,083	(a)
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	1,240,000		1,371,130
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	670,000		680,887	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	585,000	EUR	886,205	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	447,844	EUR	678,429	(a)
Land O’Lakes Capital Trust I, Junior Subordinated Bonds	7.450%	3/15/28	550,000		536,250	(a)
Marfrig Holding Europe BV, Senior Notes	8.375%	5/9/18	440,000		424,600	(a)
Marfrig Holding Europe BV, Senior Notes	11.250%	9/20/21	500,000		507,500	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	1,300,000		1,412,125	(a)
Sun Merger Sub Inc., Senior Notes	5.875%	8/1/21	570,000		588,525	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	296,000		306,730	(a)

Total Food Products					9,327,864

Household Products - 0.1%
Spectrum Brands Inc., Senior Notes	6.625%	11/15/22	350,000		381,938

Personal Products - 0.1%
Hypermarcas SA, Notes	6.500%	4/20/21	480,000		517,200	(a)(b)

Tobacco - 0.2%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	660,000		669,900

TOTAL CONSUMER STAPLES					13,201,718

ENERGY - 16.3%
Energy Equipment & Services - 1.5%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	420,000		454,650	(b)
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	490,000		561,050	(a)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	640,000		716,800	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	530,000		563,125	(a)
Offshore Drilling Holding SA, Senior Secured Notes	8.375%	9/20/20	500,000		546,250	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Energy Equipment & Services - 1.5% (continued)
Parker Drilling Co., Senior Notes	6.750%	7/15/22	660,000	$687,225	(a)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	570,000	617,025	(a)(b)
SESI LLC, Senior Notes	7.125%	12/15/21	780,000	869,700
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	660,000	681,450	(a)
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	460,000	445,625	(a)

Total Energy Equipment & Services				6,142,900

Oil, Gas & Consumable Fuels - 14.8%
Alliance Oil Co., Ltd., Senior Notes	7.000%	5/4/20	540,000	498,150	(a)
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	50,000	59,493
Apache Corp., Senior Notes	6.000%	1/15/37	280,000	329,275	(b)
Arch Coal Inc., Senior Notes	7.000%	6/15/19	620,000	517,700
Arch Coal Inc., Senior Notes	9.875%	6/15/19	390,000	354,900
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	580,000	643,800	(b)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	210,000	233,100
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	430,000	492,350
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	520,000	554,450
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	620,000	685,100
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	840,000	970,200	(b)
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	730,000	810,300
Colorado Interstate Gas Co., Senior Notes	6.800%	11/15/15	160,000	176,621	(b)
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	600,000	684,750	(b)
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	790,000	863,075	(b)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	588,855	600,632	(a)(c)(d)
Devon Energy Corp., Debentures	7.950%	4/15/32	230,000	316,592	(b)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	870,626	974,056	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	900,000	1,084,500	(b)
Ecopetrol SA, Senior Notes	5.875%	9/18/23	227,000	246,863
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	900,000	858,375	(a)
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	1,260,000	1,350,093	(b)
El Paso Natural Gas Co., Bonds	8.375%	6/15/32	70,000	94,941
Enterprise Products Operating LLC, Senior Bonds	6.300%	9/15/17	550,000	639,745	(b)
GeoPark Latin America Ltd. Agencia en Chile, Senior Secured Notes	7.500%	2/11/20	420,000	434,700	(a)
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	970,000	1,050,025	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	870,000	920,025
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	730,000	746,425
Kerr-McGee Corp., Notes	6.950%	7/1/24	920,000	1,122,719	(b)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	770,000	860,475
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,542,000	1,721,643	(a)(b)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	496,000	545,600	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,240,000	1,379,500
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	143,000	155,870
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	900,000	679,500	(f)
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	490,000	521,850	(a)
Natural Resource Partners LP, Senior Notes	9.125%	10/1/18	600,000	628,500	(a)
Novatek Finance Ltd., Notes	6.604%	2/3/21	820,000	899,950	(a)
Pacific Rubiales Energy Corp., Senior Notes	5.375%	1/26/19	870,000	898,275	(a)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	780,000	842,400	(a)

Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	900,000	868,500	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	382,000	387,730	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	283,000	287,245	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	560,000	589,400	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,040,000	1,073,800	(b)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	3,387,000	3,726,577	(g)
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	410,000	413,077	(b)
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	1,620,000	1,610,734	(b)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Oil, Gas & Consumable Fuels - 14.8% (continued)
Petroleos Mexicanos, Notes	8.000%	5/3/19	1,650,000		$2,025,375	(g)
Petroleos Mexicanos, Notes	6.375%	1/23/45	644,000		685,315	(a)
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	970,000		1,062,150	(b)
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	1,220,000		1,159,684
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	870,000		1,089,675	(a)(b)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	2,385,000		2,708,287	(a)(b)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	515,000		565,212	(b)
PT Pertamina Persero, Notes	5.250%	5/23/21	1,040,000		1,053,000	(a)
PT Pertamina Persero, Senior Notes	4.300%	5/20/23	560,000		515,200	(a)
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	1,980,000		1,989,900	(a)
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	1,080,000		1,188,000	(a)
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	460,000		485,300	(b)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	757,000		904,426	(a)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	970,000		983,456	(a)(b)
Rosneft Finance SA, Senior Notes	6.625%	3/20/17	300,000		331,500	(a)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	1,010,000		1,169,075	(a)(b)
Samson Investment Co., Senior Notes	10.750%	2/15/20	1,840,000		2,053,900	(a)(b)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	740,000		777,000	(a)
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	250,000		265,000
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	510,000		552,075	(a)
Sibur Securities Ltd., Senior Notes	3.914%	1/31/18	430,000		420,325	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	310,000		298,375	(a)
Summit Midstream Holdings LLC/Summit Mindstream Finance Corp., Senior Notes	7.500%	7/1/21	370,000		394,050	(a)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	560,000		495,600	(a)
Westmoreland Escrow Corp., Senior Secured Notes	10.750%	2/1/18	440,000		481,800	(a)
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	486,000		582,946	(b)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	1,250,000		906,250	(a)

Total Oil, Gas & Consumable Fuels					61,546,457

TOTAL ENERGY					67,689,357

FINANCIALS - 15.0%
Capital Markets - 1.4%
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	330,000		380,687	(b)
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	1,430,000		1,753,364	(b)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,500,000		2,894,755	(b)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	390,000		464,864	(b)
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	470,000		553,454	(b)

Total Capital Markets					6,047,124

Commercial Banks - 7.8%
Bank of America Corp., Senior Notes	5.650%	5/1/18	490,000		560,613	(b)
Bank of America Corp., Senior Notes	7.625%	6/1/19	1,480,000		1,845,529	(b)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	2,050,000		2,774,193	(a)(b)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	5,000,000		5,537,500
Citigroup Inc., Senior Notes	8.500%	5/22/19	2,000,000		2,578,920	(b)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	870,000		987,450	(a)(b)(h)(i)
ING Bank NV, Subordinated Notes	5.800%	9/25/23	3,410,000		3,653,914	(a)(b)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	2,600,000		2,667,233	(a)(b)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	4,280,000		4,280,000	(h)(i)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	1,880,000		1,883,322	(a)(b)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	460,000		492,200	(b)(h)(i)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	2,920,000		3,035,857	(b)
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	340,000		383,457
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	1,280,000	AUD	1,368,801	(a)(h)
Santander Issuances SAU, Notes	5.911%	6/20/16	600,000		643,377	(a)

Total Commercial Banks					32,692,366

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Consumer Finance - 1.6%
Ally Financial Inc., Senior Notes	8.000%	11/1/31	1,957,000		$2,475,605	(b)
American Express Co., Notes	7.000%	3/19/18	260,000		313,378	(b)
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	910,000	EUR	1,338,283	(a)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	970,000		1,141,842	(b)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	590,000		700,625
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	340,000		348,500	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	300,000		329,250	(a)

Total Consumer Finance					6,647,483

Diversified Financial Services - 1.9%
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	650,000		751,173	(b)
International Lease Finance Corp., Senior Notes	5.750%	5/15/16	500,000		541,250
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,620,000		1,919,700
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,530,000		3,102,412
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	600,000		610,500
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	400,000		427,500
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		538,750	(a)(b)(h)

Total Diversified Financial Services					7,891,285

Insurance - 1.5%
American International Group Inc., Senior Notes	8.250%	8/15/18	4,000,000		5,028,576	(b)
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	460,000		492,200	(a)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	490,000		534,100	(a)

Total Insurance					6,054,876

Real Estate Investment Trusts (REITs) - 0.4%
WEA Finance LLC/WT Finance Aust Pty. Ltd., Senior Notes	6.750%	9/2/19	1,360,000		1,641,947	(a)(b)

Real Estate Management & Development - 0.4%
Country Garden Holdings Co., Ltd., Senior Notes	11.125%	2/23/18	380,000		418,950	(a)
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	1,110,000		1,176,600	(a)

Total Real Estate Management & Development					1,595,550

TOTAL FINANCIALS					62,570,631

HEALTH CARE - 5.7%
Health Care Equipment & Supplies - 1.0%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	750,000		791,250
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	550,000		567,875	(a)(c)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	1,250,000		1,175,000
Ontex IV SA, Senior Notes	9.000%	4/15/19	640,000	EUR	960,689	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	400,000	EUR	600,431	(a)

Total Health Care Equipment & Supplies					4,095,245

Health Care Providers & Services - 3.8%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	670,000		814,050	(b)
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	980,000		1,093,680	(b)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	1,930,000		1,936,031
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	750,000	GBP	1,330,640	(a)
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	730,000		802,088
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	1,340,000		1,480,700
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	1,080,000		1,231,200	(b)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	110,000		121,275	(a)(b)
HCA Inc., Senior Secured Notes	8.500%	4/15/19	1,450,000		1,524,675	(b)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Health Care Providers & Services - 3.8% (continued)
Humana Inc., Senior Notes	7.200%	6/15/18	2,000,000		$2,402,720	(b)
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	430,000		462,250
Labco SAS, Senior Secured Notes	8.500%	1/15/18	146,000	EUR	215,882	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	850,000		352,750	(a)(f)
Radnet Management Inc., Senior Notes	10.375%	4/1/18	1,020,000		1,022,550
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	760,000		853,100

Total Health Care Providers & Services					15,643,591

Pharmaceuticals - 0.9%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,460,000	EUR	2,262,105	(a)
Forest Laboratories Inc., Senior Notes	4.875%	2/15/21	360,000		385,650	(a)
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	750,000		773,438	(a)
Salix Pharmaceuticals Ltd., Senior Notes	6.000%	1/15/21	420,000		450,450	(a)

Total Pharmaceuticals					3,871,643

TOTAL HEALTH CARE					23,610,479

INDUSTRIALS - 13.1%
Aerospace & Defense - 1.4%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	1,090,000		1,099,538	(a)
Ducommun Inc., Senior Notes	9.750%	7/15/18	550,000		620,125	(b)
Erickson Air-Crane Inc., Senior Secured Notes	8.250%	5/1/20	1,291,000		1,374,915	(a)(b)
GenCorp Inc., Secured Notes	7.125%	3/15/21	420,000		456,750
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	1,550,000		1,658,500	(b)
Triumph Group Inc., Senior Notes	8.625%	7/15/18	460,000		492,775

Total Aerospace & Defense					5,702,603

Airlines - 1.0%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	310,000		317,750	(a)
Air Canada, Senior Secured Notes	8.750%	4/1/20	730,000		790,225	(a)
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	327,225		355,040	(a)(b)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	48,707		49,194
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	342,890		384,037	(b)
Delta Air Lines Inc., Secured Notes	6.375%	1/2/16	260,000		278,200	(a)(b)
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	900,000	GBP	1,660,205	(a)
United Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	143,599		153,019	(b)
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	270,000		285,863
United Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	123,260		123,260	(b)

Total Airlines					4,396,793

Building Products - 0.6%
Andrade Gutierrez International SA, Senior Notes	4.000%	4/30/18	700,000		685,125	(a)
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	560,000		560,000	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	360,000		374,850	(a)(b)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	613,000	EUR	968,812	(a)

Total Building Products					2,588,787

Commercial Services & Supplies - 1.8%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	200,000		213,000	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	460,000		533,600	(a)(b)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,620,000		1,745,550
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	430,000		487,512	(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,786,000		1,977,995	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Commercial Services & Supplies - 1.8% (continued)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	309,000		$342,218	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	700,000		694,750	(a)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	948,000		1,081,905	(b)
United Rentals North America Inc., Senior Subordinated Notes	8.375%	9/15/20	270,000		303,750

Total Commercial Services & Supplies					7,380,280

Construction & Engineering - 1.3%
Astaldi SpA, Senior Bonds	7.125%	12/1/20	540,000	EUR	797,597	(a)
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	630,000		581,175	(a)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	970,000		1,046,387	(a)
Modular Space Corp., Secured Notes	10.250%	1/31/19	570,000		597,075	(a)
OAS Investments GmbH, Senior Notes	8.250%	10/19/19	480,000		466,800	(a)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	2,160,000		1,927,800	(a)
Odebrecht Offshore Drilling Finance Ltd., Senior Secured Notes	6.625%	10/1/22	200,000		205,431	(a)

Total Construction & Engineering					5,622,265

Electrical Equipment - 0.3%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	560,000		613,200	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	490,000		529,200	(a)
Trionista Holdco GmbH, Senior Secured Notes	5.000%	4/30/20	100,000	EUR	144,587	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	100,000	EUR	150,280	(a)

Total Electrical Equipment					1,437,267

Industrial Conglomerates - 0.2%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	540,000		595,350
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	380,000		395,376	(a)(b)

Total Industrial Conglomerates					990,726

Machinery - 1.9%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	320,000		343,200	(a)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	1,490,000		1,612,925	(a)
Gardner Denver Inc., Senior Notes	6.875%	8/15/21	280,000		287,700	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	680,000		788,800
KION Finance SA, Senior Secured Notes	6.750%	2/15/20	1,620,000	EUR	2,457,459	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	380,000	EUR	590,078	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	340,000	EUR	527,965	(a)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	480,000		524,400	(a)
Vander Intermediate Holding II Corp., Senior Notes	9.750%	2/1/19	320,000		332,800	(a)(c)
Waterjet Holdings Inc., Senior Secured Notes	7.625%	2/1/20	260,000		275,600	(a)

Total Machinery					7,740,927

Marine - 0.8%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	911,637		829,590	(c)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	508,000		513,715
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	750,000		787,500	(a)
Stena AB, Senior Notes	7.000%	2/1/24	390,000		402,675	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	570,000		622,725

Total Marine					3,156,205

Road & Rail - 1.9%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	670,000		735,325	(a)
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	1,789,438		1,843,121	(c)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Road & Rail - 1.9% (continued)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	1,200,000	EUR	$1,788,869	(a)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	210,000	EUR	313,052	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	1,460,000		1,615,125	(a)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	440,000		454,300	(a)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	981,000		1,082,779	(b)

Total Road & Rail					7,832,571

Trading Companies & Distributors - 0.3%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	980,000		1,082,900	(b)

Transportation - 1.3%
CMA CGM, Senior Notes	8.500%	4/15/17	1,760,000		1,777,600	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	910,000		982,800	(a)(b)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,090,000		1,111,800	(a)(c)
Syncreon Group BV/Syncreon Global Finance US Inc., Senior Notes	8.625%	11/1/21	910,000		950,950	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	710,000		720,650	(a)

Total Transportation					5,543,800

Transportation Infrastructure - 0.3%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	990,000		1,052,494	(a)
Mersin Uluslararasi Liman Isletmeciligi AS, Notes	5.875%	8/12/20	220,000		216,700	(a)

Total Transportation Infrastructure					1,269,194

TOTAL INDUSTRIALS					54,744,318

INFORMATION TECHNOLOGY - 2.5%
Computers & Peripherals - 0.6%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	2,500,000		2,657,942	(b)

Electronic Equipment, Instruments & Components - 0.1%
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	350,000	EUR	527,889	(a)

Internet Software & Services - 0.3%
Ancestry.com Inc., Senior Notes	9.625%	10/15/18	60,000		63,300	(a)(c)
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	590,000		696,200
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	540,000		597,375

Total Internet Software & Services					1,356,875

IT Services - 0.7%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	730,000		733,650	(a)
First Data Corp., Senior Notes	12.625%	1/15/21	840,000		1,008,000
First Data Corp., Senior Secured Notes	6.750%	11/1/20	1,020,000		1,106,700	(a)(b)

Total IT Services					2,848,350

Semiconductors & Semiconductor Equipment - 0.2%
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	602,000		615,545

Software - 0.6%
Audatex North America Inc., Senior Notes	6.000%	6/15/21	550,000		589,875	(a)
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	680,000		686,800	(a)
Oberthur Technologies Holding SAS, Senior Secured Notes	9.250%	4/30/20	890,000	EUR	1,351,437	(a)

Total Software					2,628,112

TOTAL INFORMATION TECHNOLOGY					10,634,713

MATERIALS - 13.4%
Chemicals - 1.2%
Alpek SA de CV, Senior Notes	4.500%	11/20/22	382,000		367,675	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Chemicals - 1.2% (continued)
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	625,000		$679,687	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	792,000	EUR	1,171,088	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	370,000	EUR	585,101	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	290,000	EUR	458,593	(a)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	549,000		542,138	(a)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	250,000		246,875	(a)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	360,000	EUR	517,729	(a)
Styrolution Group GmbH, Senior Secured Notes	7.625%	5/15/16	370,000	EUR	532,110	(a)

Total Chemicals					5,100,996

Construction Materials - 0.7%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	360,000		333,450	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	550,000		633,050	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	450,000		517,950	(a)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	1,370,000		1,498,437	(a)

Total Construction Materials					2,982,887

Containers & Packaging - 2.3%
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	1,700,000	EUR	2,621,639	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.250%	1/31/19	250,000		260,000	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	1,080,000		1,198,800	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	176,471		183,529	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.750%	1/31/21	790,000		823,575	(a)
Exopack Holdings SA, Senior Notes	7.875%	11/1/19	840,000		877,800	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	150,000		154,125
Pactiv LLC, Senior Notes	7.950%	12/15/25	1,890,000		1,937,250
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	1,210,000		1,284,113

Total Containers & Packaging					9,340,831

Metals & Mining - 7.8%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	352,000		388,520
ArcelorMittal, Senior Notes	5.000%	2/25/17	500,000		536,875
ArcelorMittal, Senior Notes	6.000%	3/1/21	1,080,000		1,171,800
ArcelorMittal, Senior Notes	6.750%	2/25/22	50,000		55,750
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	670,000		634,825	(a)
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	2,390,000		2,427,009	(b)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	1,500,000		1,554,375	(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	600,000		607,529	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	452,000		458,215	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	450,000		456,188	(a)
Evraz Group SA, Notes	8.250%	11/10/15	230,000		244,474	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	940,000		1,010,500	(a)
Evraz Group SA, Senior Notes	6.500%	4/22/20	2,160,000		1,998,000	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	1,120,000		1,239,000	(a)(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	1,500,000		1,633,125	(a)
Gerdau Trade Inc., Senior Notes	4.750%	4/15/23	440,000		418,000	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	12.250%	2/15/18	810,000		465,750	(a)(e)(f)
Mirabela Nickel Ltd., Notes	3.500%	6/30/14	264,667		242,871	(a)(c)(d)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	760,000		186,200	(a)(f)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	730,000		733,650
New World Resources NV, Senior Notes	7.875%	1/15/21	350,000	EUR	79,712	(a)
New World Resources NV, Senior Secured Notes	7.875%	5/1/18	200,000	EUR	154,980	(a)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	420,000		474,600	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	1,250,000		1,293,750	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Metals & Mining - 7.8% (continued)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	540,000		$589,950
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	670,000		616,400	(a)
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	470,000		502,900	(a)(c)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	550,000	EUR	813,256	(a)(c)
Severstal OAO Via Steel Capital SA, Senior Notes	4.450%	3/19/18	500,000		495,625	(a)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	2,410,000		2,074,853	(b)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	1,020,000		861,900	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	370,000		406,075
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	340,000		362,100	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	550,000		599,500
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	560,000		628,600
Vale Overseas Ltd., Notes	8.250%	1/17/34	2,983,000		3,617,973	(g)
Vale Overseas Ltd., Notes	6.875%	11/21/36	819,000		883,971	(b)
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	150,000		150,397
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	830,000		870,463	(a)(b)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	160,000		180,800	(a)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	460,000		457,125	(a)

Total Metals & Mining					32,577,586

Paper & Forest Products - 1.4%
Appvion Inc., Secured Notes	9.000%	6/1/20	1,800,000		1,860,750	(a)
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	202,000		236,823	(b)
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	245,000		247,646
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	197,000		217,685	(a)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	280,000		310,100	(a)(b)
Inversiones CMPC SA, Notes	4.750%	1/19/18	460,000		487,514	(a)(b)
Inversiones CMPC SA, Notes	4.375%	5/15/23	260,000		253,898	(a)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	310,000		304,307	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	990,000		975,150	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	640,000		694,400
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	117,000		109,102

Total Paper & Forest Products					5,697,375

TOTAL MATERIALS					55,699,675

TELECOMMUNICATION SERVICES - 14.4%
Diversified Telecommunication Services - 10.7%
Axtel SAB de CV, Senior Secured Notes, Step bond	8.000%	1/31/20	2,233,000		2,221,835	(a)
British Telecommunications PLC, Bonds	9.625%	12/15/30	240,000		370,823	(b)
CenturyLink Inc., Senior Notes	5.800%	3/15/22	3,840,000		3,955,200	(b)
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	900,000		983,250	(a)(b)
Empresa Nacional de Telecomunicaciones S.A., Senior Notes	4.875%	10/30/24	270,000		269,880	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	230,000		239,775	(a)(b)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	1,920,000		2,126,400	(b)
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	3,670,000		3,642,475	(a)(b)
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	190,000		254,111	(b)
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	375,000		410,625
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	1,945,000		2,195,419
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	400,000		434,500	(a)(b)
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	3,000,000		3,270,222	(b)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	690,000		681,375	(a)(b)
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	640,000		655,200
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	270,000		289,575

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Diversified Telecommunication Services - 10.7% (continued)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	358,000		$395,590	(a)
Unitymedia GmbH, Senior Subordinated Notes	9.625%	12/1/19	913,000	EUR	1,385,984	(a)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	1,250,000	EUR	1,999,848	(a)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	400,000	EUR	639,951	(a)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	7,940,000		8,713,443	(b)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	3,248,840	EUR	4,652,539	(a)(c)
Windstream Corp., Senior Notes	7.500%	4/1/23	4,370,000		4,610,350	(b)

Total Diversified Telecommunication Services					44,398,370

Wireless Telecommunication Services - 3.7%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	504,000		577,584	(b)
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	900,000		973,125	(a)(b)
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	760,000	EUR	1,116,166	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	740,000	GBP	1,305,947	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	1,190,000		1,187,025	(b)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,580,000		2,908,950	(b)
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	1,780,000		2,184,950	(a)(b)
Sprint Corp., Senior Notes	7.875%	9/15/23	1,440,000		1,598,400	(a)(b)
Sprint Corp., Senior Notes	7.125%	6/15/24	2,680,000		2,820,700	(a)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	755,000		830,500

Total Wireless Telecommunication Services					15,503,347

TOTAL TELECOMMUNICATION SERVICES					59,901,717

UTILITIES - 5.5%
Electric Utilities - 1.9%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	1,180,000		1,298,000	(b)
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	380,000		408,500	(a)
Comision Federal de Electricidad, Senior Notes	4.875%	1/15/24	370,000		375,550	(a)
FirstEnergy Corp., Notes	7.375%	11/15/31	1,800,000		2,077,778
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	440,831		436,422	(b)
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	1,550,000		1,503,500	(b)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	370,000		426,425	(a)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	831,632		945,982	(b)(f)
State Grid Overseas Investment 2013 Ltd., Senior Bonds	3.125%	5/22/23	300,000		281,555	(a)

Total Electric Utilities					7,753,712

Gas Utilities - 0.2%
Gas Natural de Lima y Callao SA, Senior Notes	4.375%	4/1/23	320,000		302,400	(a)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	200,000		177,000	(a)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	480,000		505,200	(a)

Total Gas Utilities					984,600

Independent Power Producers & Energy Traders - 3.3%
AES Gener SA, Notes	5.250%	8/15/21	450,000		464,218	(a)(b)
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	640,000		678,400
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	144,000		161,640	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	2,567,000		2,900,710	(a)(b)
Colbun SA, Senior Notes	6.000%	1/21/20	750,000		819,649	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	12.250%	3/1/22	430,000		500,950	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	2,270,000		2,340,938	(a)(b)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	1,540,000		1,609,300
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	940,000		1,031,650	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Independent Power Producers & Energy Traders - 3.3% (continued)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	900,000		$942,750	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	1,200,000		1,146,000	(b)
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	113,592		119,840
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	935,323		998,457

Total Independent Power Producers & Energy Traders					13,714,502

Multi-Utilities - 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	410,000		490,975	(a)

TOTAL UTILITIES					22,943,789

TOTAL CORPORATE BONDS & NOTES (Cost - $406,311,625)					437,324,850

ASSET-BACKED SECURITIES - 0.4%
Finance America Net Interest Margin Trust, 2004-1 A	5.250%	6/27/34	110,125		1	(a)(e)(f)
Greenpoint Manufactured Housing, 1999-2 A2	2.919%	3/18/29	425,000		372,685	(h)
Greenpoint Manufactured Housing, 1999-3 2A2	3.548%	6/19/29	200,000		177,384	(h)
Greenpoint Manufactured Housing, 1999-4 A2	3.665%	2/20/30	200,000		170,835	(h)
Greenpoint Manufactured Housing, 2001-2 IA2	3.661%	2/20/32	350,000		320,569	(h)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.667%	3/13/32	475,000		427,607	(h)
SAIL Net Interest Margin Notes, 2003-6A A	7.000%	7/27/33	14,101		0	(a)(e)(f)(j)
SAIL Net Interest Margin Notes, 2003-7A A	7.000%	7/27/33	42,974		0	(a)(e)(f)(j)

TOTAL ASSET-BACKED SECURITIES (Cost - $1,575,352)					1,469,081

CONVERTIBLE BONDS & NOTES - 0.1%
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Axtel SAB de CV, Senior Secured Notes, Step bond (Cost - $374,529)	8.000%	1/31/20	2,546,000	MXN	287,993	(a)

SENIOR LOANS - 1.3%
CONSUMER DISCRETIONARY - 0.4%
Hotels, Restaurants & Leisure - 0.3%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	710,000		724,200	(k)(l)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	725,000		815,625	(k)(l)

Total Hotels, Restaurants & Leisure					1,539,825

Specialty Retail - 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	340,000		310,978	(k)(l)

TOTAL CONSUMER DISCRETIONARY					1,850,803

CONSUMER STAPLES - 0.1%
Food Products - 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	310,000		302,250	(k)(l)

ENERGY - 0.1%
Energy Equipment & Services - 0.0%
FTS International Inc., Term Loan B	8.500%	5/6/16	70,000		71,113	(k)(l)

Oil, Gas & Consumable Fuels - 0.1%
Rice Energy LLC, Second Lien Term Loan	8.500%	10/25/18	188,575		192,582	(k)(l)

TOTAL ENERGY					263,695

HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Physiotherapy Associates Holdings Inc., Exit Term Loan	12.250%	10/10/16	610,000		606,950	(k)(l)

INDUSTRIALS - 0.3%
Machinery - 0.3%
Intelligrated Inc., Second Lien Term Loan	10.500%	1/30/20	1,190,000		1,222,725	(k)(l)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
MATERIALS - 0.3%
Chemicals - 0.3%
Kerling PLC, EUR Term Loan	10.000%	6/30/16	400,000	EUR	$577,656	(k)(l)
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	540,000		554,175	(k)(l)

TOTAL MATERIALS					1,131,831

TOTAL SENIOR LOANS (Cost - $5,157,933)					5,378,254

SOVEREIGN BONDS - 19.2%
Argentina - 0.1%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	470,000		442,280

Brazil - 1.6%
Banco Nacional de Desenvolvimento Economico e Social, Senior Notes	5.750%	9/26/23	410,000		418,713	(a)
Federative Republic of Brazil, Notes	10.000%	1/1/17	13,828,000	BRL	5,621,902
Federative Republic of Brazil, Notes	10.000%	1/1/21	1,220,000	BRL	464,225

Total Brazil					6,504,840

Chile - 0.3%
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	360,000		370,505	(a)(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	1,000,000		1,012,549	(a)(b)

Total Chile					1,383,054

Colombia - 1.3%
Republic of Colombia, Senior Bonds	11.750%	2/25/20	544,000		787,440
Republic of Colombia, Senior Bonds	4.000%	2/26/24	540,000		530,550
Republic of Colombia, Senior Bonds	7.375%	9/18/37	2,392,000		3,001,960	(g)
Republic of Colombia, Senior Bonds	6.125%	1/18/41	330,000		363,000
Republic of Colombia, Senior Notes	7.375%	3/18/19	498,000		606,315

Total Colombia					5,289,265

Croatia - 0.4%
Republic of Croatia, Notes	5.500%	4/4/23	850,000		862,750	(a)
Republic of Croatia, Senior Notes	6.625%	7/14/20	370,000		407,925	(a)
Republic of Croatia, Senior Notes	5.500%	4/4/23	450,000		456,750	(a)

Total Croatia					1,727,425

Gabon - 0.1%
Gabonese Republic, Bonds	6.375%	12/12/24	470,000		484,100	(a)

Hungary - 0.3%
Hungary Government Bond, Senior Notes	5.750%	11/22/23	1,414,000		1,461,723

Indonesia - 1.7%
Republic of Indonesia, Notes	3.750%	4/25/22	1,590,000		1,512,567	(a)
Republic of Indonesia, Notes	5.250%	1/17/42	3,590,000		3,302,800	(a)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	165,000		188,925	(a)
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	170,000		181,475	(a)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	1,642,000		1,765,617	(a)

Total Indonesia					6,951,384

Lithuania - 0.4%
Republic of Lithuania, Senior Notes	6.125%	3/9/21	1,300,000		1,507,610	(a)

Mexico - 2.3%
United Mexican States, Bonds	8.000%	6/11/20	45,152,800	MXN	3,837,342
United Mexican States, Bonds	6.500%	6/9/22	23,677,900	MXN	1,832,158
United Mexican States, Bonds	10.000%	12/5/24	8,750,000	MXN	847,019
United Mexican States, Bonds	8.500%	11/18/38	11,620,000	MXN	993,460

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Mexico - 2.3% (continued)
United Mexican States, Medium-Term Notes	6.050%	1/11/40	124,000	$139,376	(b)
United Mexican States, Senior Notes	3.625%	3/15/22	1,840,000	1,858,400	(g)
United Mexican States, Senior Notes	4.000%	10/2/23	4,000	4,055

Total Mexico				9,511,810

Panama - 0.0%
Republic of Panama, Senior Bonds	6.700%	1/26/36	1,000	1,156

Peru - 1.2%
Republic of Peru, Bonds	6.550%	3/14/37	1,083,000	1,286,063
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	50,000	64,000
Republic of Peru, Senior Bonds	8.750%	11/21/33	2,314,000	3,343,730	(g)
Republic of Peru, Senior Bonds	5.625%	11/18/50	259,000	269,360

Total Peru				4,963,153

Poland - 1.3%
Republic of Poland, Senior Notes	6.375%	7/15/19	1,660,000	1,979,550	(b)
Republic of Poland, Senior Notes	5.125%	4/21/21	890,000	993,463	(b)
Republic of Poland, Senior Notes	5.000%	3/23/22	2,082,000	2,290,200	(b)

Total Poland				5,263,213

Russia - 3.0%
RSHB Capital, Loan Participation Notes, Senior Notes	9.000%	6/11/14	340,000	347,174	(a)
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	879,000	939,431	(a)
Russian Foreign Bond - Eurobond, Senior Bonds	4.875%	9/16/23	1,000,000	1,018,000	(a)
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	5,887,667	6,841,470	(a)(g)
Russian Foreign Bond - Eurobond, Senior Notes	5.625%	4/4/42	3,600,000	3,564,000	(a)(g)

Total Russia				12,710,075

South Africa - 0.1%
Republic of South Africa, Senior Notes	5.875%	9/16/25	480,000	515,040

Turkey - 2.4%
Republic of Turkey, Notes	6.750%	5/30/40	602,000	625,929	(b)
Republic of Turkey, Notes	4.875%	4/16/43	500,000	408,000
Republic of Turkey, Senior Bonds	5.750%	3/22/24	480,000	492,000
Republic of Turkey, Senior Notes	7.500%	7/14/17	3,000,000	3,393,810	(b)
Republic of Turkey, Senior Notes	3.250%	3/23/23	6,000,000	5,199,000	(g)

Total Turkey				10,118,739

Ukraine - 0.1%
Republic of Ukraine, Senior Notes	6.750%	11/14/17	263,000	235,122	(a)

Venezuela - 2.6%
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	365,000	357,700
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	11,041,000	9,246,837	(a)(b)(g)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	240,000	175,200
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	1,608,000	1,149,720	(b)
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	160,000	115,200	(a)

Total Venezuela				11,044,657

TOTAL SOVEREIGN BONDS (Cost - $81,464,063)				80,114,646

			SHARES
COMMON STOCKS - 1.6%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Bossier Casino Venture Holdco Inc.			46,209	92,418	*(d)(e)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2014

SECURITY			SHARES	VALUE
FINANCIALS - 1.0%
Commercial Banks - 0.9%
Citigroup Inc.			75,394	$3,666,410	(b)

Real Estate Management & Development - 0.1%
Realogy Holdings Corp.			11,932	566,293	*

TOTAL FINANCIALS				4,232,703

INDUSTRIALS - 0.5%
Building Products - 0.0%
Nortek Inc.			247	17,880	*

Marine - 0.5%
DeepOcean Group Holding AS			56,705	1,802,232	*(d)(e)
Horizon Lines Inc., Class A Shares			402,515	293,836	*

Total Marine				2,096,068

TOTAL INDUSTRIALS				2,113,948

TOTAL COMMON STOCKS (Cost - $6,251,958)				6,439,069

	RATE
CONVERTIBLE PREFERRED STOCKS - 0.0%
MATERIALS - 0.0%
Metals & Mining - 0.0%
ArcelorMittal (Cost - $145,000)	6.000%		5,800	136,764

PREFERRED STOCKS - 0.9%
FINANCIALS - 0.9%
Capital Markets - 0.3%
State Street Corp.	5.900%		47,926	1,217,321	(h)

Consumer Finance - 0.6%
GMAC Capital Trust I	8.125%		90,029	2,444,287	(h)

Diversified Financial Services - 0.0%
Citigroup Capital XIII	7.875%		5,950	163,625	(h)

TOTAL PREFERRED STOCKS (Cost - $3,536,000)				3,825,233

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.0%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost - $82,925)		4/15/20	2,675	66,541

TOTAL INVESTMENTS - 128.5% (Cost - $504,899,385#)				535,042,431
Liabilities in Excess of Other Assets - (28.5)%				(118,677,010)

TOTAL NET ASSETS - 100.0%				$416,365,421

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement.

(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(e)	Illiquid security.

(f)	The coupon payment on these securities is currently in default as of February 28, 2014.

(g)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(h)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(i)	Security has no maturity date. The date shown represents the next call date.

(j)	Value is less than $1.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2014

(l)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD	— Australian Dollar
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company

Summary of Investments by Country**

United States	49.6%
United Kingdom	5.3
Mexico	5.0
Russia	4.4
Brazil	4.4
Luxembourg	3.5
Germany	2.6
Venezuela	2.1
Turkey	2.0
Colombia	1.9
Indonesia	1.9
Italy	1.6
Spain	1.4
Australia	1.4
South Africa	1.3
Peru	1.2
France	1.2
Poland	1.2
Netherlands	1.1
Chile	1.0
Switzerland	0.9
Malaysia	0.5
India	0.5
Ireland	0.5
Norway	0.5
Croatia	0.3
Belgium	0.3
United Arab Emirates	0.3
Lithuania	0.3
Argentina	0.3
Hungary	0.3
Qatar	0.2
Canada	0.2
China	0.2
Trinidad and Tobago	0.2
Sweden	0.2
Hong Kong	0.1
Gabon	0.1
Ukraine	0.0	†
Czech Republic	0.0	†
Panama	0.0	†
Cayman Islands	0.0	†

	100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of February 28, 2014 and are subject to change.

†	Represents less than 0.1%

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is high current income. The Fund’s secondary objective is total return.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$435,965,549	$1,359,301	$437,324,850
Asset-backed securities	—	1,469,081	—	1,469,081
Convertible bonds & notes	—	287,993	—	287,993
Senior loans	—	5,378,254	—	5,378,254
Sovereign bonds	—	80,114,646	—	80,114,646
Common stocks:
Consumer discretionary	—	—	92,418	92,418
Financials	$4,232,703	—	—	4,232,703
Industrials	311,716	—	1,802,232	2,113,948
Convertible preferred stocks	136,764	—	—	136,764
Preferred stocks	3,825,233	—	—	3,825,233
Warrants	—	66,541	—	66,541

Total investments	$8,506,416	$523,282,064	$3,253,951	$535,042,431

Other financial instruments:
Forward foreign currency contracts	—	$75,832	—	$75,832

Total	$8,506,416	$523,357,896	$3,253,951	$535,118,263

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$160,070	—	—	$160,070
Forward foreign currency contracts	—	$1,054,982	—	1,054,982
Centrally cleared credit default swaps on credit indices - buy protection	—	307,459	—	307,459

Total	$160,070	$1,362,441	—	$1,522,511

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Notes to Schedule of Investments (unaudited) (continued)

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of February 28, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended February 28, 2014, see Note 3.

Notes to Schedule of Investments (unaudited) (continued)

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Written option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

Notes to Schedule of Investments (unaudited) (continued)

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(j) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of February 28, 2014, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $1,054,982. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At February 28, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$42,316,488
Gross unrealized depreciation	(12,173,442)

Net unrealized appreciation	$30,143,046

Notes to Schedule of Investments (unaudited) (continued)

Transactions in reverse repurchase agreements for the Fund during the period ended February 28, 2014 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$29,024,825	0.59%	$36,621,243

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.30% to 0.90% during the period ended February 28, 2014. Interest expense incurred on reverse repurchase agreements totaled $128,183.

At February 28, 2014, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date		Face Amount of Reverse Repurchase Agreements
Deutsche Bank Securities Inc.	0.60%	7/18/2012	TBD	*	$5,451,829
Deutsche Bank Securities Inc.	0.40%	6/27/2013	TBD	*	2,982,904
Deutsche Bank Securities Inc.	0.90%	6/27/2013	TBD	*	5,836,554
Deutsche Bank Securities Inc.	0.55%	9/6/2013	TBD	*	2,828,406
Deutsche Bank Securities Inc.	0.30%	9/13/2013	TBD	*	1,692,306
Deutsche Bank Securities Inc.	0.35%	9/13/2013	TBD	*	1,611,914
Deutsche Bank Securities Inc.	0.40%	9/13/2013	TBD	*	2,525,673
Deutsche Bank Securities Inc.	0.50%	9/13/2013	TBD	*	2,201,979
Deutsche Bank Securities Inc.	0.55%	11/14/2013	TBD	*	3,116,125
Deutsche Bank Securities Inc.	0.55%	12/5/2013	TBD	*	1,746,691
Deutsche Bank Securities Inc.	0.55%	12/6/2013	TBD	*	2,445,368

					$32,439,749

*	TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

On February 28, 2014, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $38,262,997.

During the period ended February 28, 2014, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of May 31, 2013	$9,000,000	$74,700
Options written	9,000,000	39,600
Options closed	—	—
Options exercised	(9,000,000)	(74,700)
Options expired	(9,000,000)	(39,600)

Written options, outstanding as of February 28, 2014	—	—

At February 28, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 5-Year Notes	241	6/14	$28,812,498	$28,886,109	$(73,611)
U.S. Treasury 10-Year Notes	158	6/14	19,589,479	19,675,938	(86,459)

Net unrealized loss on open futures contracts					$(160,070)

Notes to Schedule of Investments (unaudited) (continued)

At February 28, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Euro	Barclays Bank PLC	2,400,000	$3,312,687	5/14/14	$40,158
Euro	Citibank N.A.	500,000	690,143	5/14/14	6,938
Mexican Peso	Morgan Stanley & Co.	52,397,085	3,930,071	5/14/14	(4,737)
Euro	Citibank N.A.	2,219,038	3,062,909	5/15/14	28,319

					70,678

Contracts to Sell:
Brazilian Real	Citibank N.A.	3,251,957	1,372,295	4/15/14	417
Brazilian Real	Citibank N.A.	8,757,190	3,695,452	4/15/14	(116,707)
British Pound	Credit Suisse	1,508,000	2,523,897	5/14/14	(53,793)
British Pound	UBS AG	2,413,971	4,040,196	5/14/14	(82,489)
Euro	Citibank N.A.	22,672,907	31,295,104	5/14/14	(277,774)
Euro	Credit Suisse	4,000,753	5,522,185	5/14/14	(68,174)
Euro	UBS AG	24,007,855	33,137,715	5/14/14	(382,550)
Polish Zloty	Citibank N.A.	1,742,895	575,683	5/14/14	(8,408)
Euro	Citibank N.A.	2,242,244	3,094,940	5/15/14	(60,350)

					(1,049,828)

Net unrealized loss on open forward foreign currency contracts					$(979,150)

At February 28, 2014, the Fund held the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Barclays Capital Inc. (Markit CDX.NA.HY.21 Index)	$5,510,000	12/20/18	5.000% quarterly	$(444,235)	$(332,179)	$(112,056)
BNP Paribas (Markit CDX.NA.HY.21 Index)	9,710,000	12/20/18	5.000% quarterly	(782,853)	(587,450)	(195,403)

Total	$15,220,000			$(1,227,088)	$(919,629)	$(307,459)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at February 28, 2014.

	Futures Contracts	Forward Foreign Currency Contracts		Centrally Cleared Swap Contracts
Primary Underlying Risk	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Unrealized Depreciation	Total
Interest Rate Risk	$(160,070)	—	—	—	$(160,070)
Foreign Exchange Risk	—	$75,832	$(1,054,982)	—	(979,150)
Credit Risk	—	—	—	$(307,459)	(307,459)

Total	$(160,070)	$75,832	$(1,054,982)	$(307,459)	$(1,446,679)

Notes to Schedule of Investments (unaudited) (continued)

During the period ended February 28, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$10,064
Written options†	13,700
Futures contracts (to buy)†	1,131,844
Futures contracts (to sell)	14,570,620
Forward foreign currency contracts (to buy)	8,068,274
Forward foreign currency contracts (to sell)	64,924,380

Average Notional Balance
Credit default swap contracts (to buy protection)	$7,953,570

†	At February 28, 2014, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Global High Income Fund Inc.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	April 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	April 23, 2014

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	April 23, 2014